Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	We have not adopted a formal policy regarding the timing of equity award grants, including stock option grants. However, our compensation committee generally approves equity award grants during its regularly scheduled meetings. While the compensation committee has discretionary authority to grant equity awards outside of this cycle, the compensation committee does not grant equity awards in anticipation of the release of material nonpublic information, nor is the timing of disclosures of material nonpublic information based on planned equity grant dates.
Award Timing Method	Pursuant to our compensation programs, we may grant awards and stock options to certain employees from time to time.
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	we may grant awards and stock options to certain employees from time to time.